SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 1, 2003
(Date of earliest event reported)

SCOLR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24693	91-1689591

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8340 154th Avenue NE
Redmond, Washington 98052

(Address of principal executive offices and zip code)

(425) 883-9518

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Item 9. REGULATION FD DISCLOSURE
Signature
EXHIBIT 99

SCOLR, INC.
FORM 8-K

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibit is attached hereto and this list constitutes the exhibit index:

Exhibit No.	Description

99	SCOLR, Inc. Press Release, dated August 8, 2003, announcing the appointment of its new President and Chief Executive Officer, Daniel O. Wilds.

Item 9. REGULATION FD DISCLOSURE

On August 8, 2003, SCOLR, Inc. issued a press release announcing the appointment of Daniel O. Wilds to the positions of President, Chief Executive Officer, and director. A copy of the press release is attached hereto as Exhibit 99.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOLR, INC.
(Registrant)

August 8, 2003	By:	/s/ Steven H. Moger

(Date)		Steven H. Moger
Chief Financial Officer

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